EXHIBIT 10.49
FIFTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
This Fifth Amendment to Agreement of Purchase and Sale dated January 21, 2022 (this “Amendment”) amends that certain Agreement of Purchase and Sale dated December 17, 2021, as amended by that certain First Amendment to Agreement of Purchase and Sale dated January 3, 2022, as further amended by that certain Second Amendment to Agreement of Purchase and Sale dated January 10, 2022, as further amended by that certain Third Amendment to Agreement of Purchase and Sale dated January 14, 2022, and as further amended by that certain Fourth Amendment to Agreement of Purchase and Sale dated January 19, 2022 (as amended, the “Agreement”) between each entity identified as a Seller on Schedule A attached to this Amendment (each a “Selling Entity” and jointly and severally, “Seller”) and each of American Finance Operating Partnership, L.P., a Delaware limited partnership (“AFIN Buyer”), and, solely with respect to the acquisition of (i) the Site known as “Shoppes at Straud”, ARG SSSTRPA001, LLC, (ii) the Site known as “Shippensburg Marketplace”, ARG SMSHPPA001, LLC and (iii) the Site known as “Carlisle Crossing”, ARG CCCARPA001, LLC, each a Delaware limited liability company, as buyer (individually or collectively, as the context may require, “Buyer”), and, solely for purposes of Section 1.2(d) and Article 4 thereof, American Finance Trust, Inc.. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreement.
Recitals
A.    Buyer issued seventy-nine (79) Buyer’s Title Notices on December 17, 2021, and two (2) Buyer’s Title Notices on January 11, 2022, pursuant to Section 2.2(b) of the Agreement. As of January 21, 2022, Buyer had received no response or an incomplete response from Title Company as to a number of Buyer’s Title Notices. As a result, Buyer is not in position to issue the Buyer’s Critical Title Notice contemplated by Section 2.2(d) of the Agreement as to all Sites.
B.    Seller and Buyer desire to extend the deadline for issuance of the Buyer’s Critical Title Notice and otherwise amend the Agreement as set forth below.

Amendment

1.Section 2.2(d) of the Agreement is hereby omitted in its entirety and the following substituted in lieu thereof:

(d)    If (i) Title Company has not agreed to address the Title Objection Matters raised by Buyer in a manner reasonably acceptable to Buyer, and (ii) Seller has not (or is deemed to have not) elected to cure or attempt to cure the Title Objection Matters raised by Buyer that are not being addressed by Title Company pursuant to clause (i), then Buyer will, (x) as to the Sites listed on the attached Schedule 2.2(x), by a written notice given to Seller not later than 5:00 p.m. (MST) on January 21, 2022, (y) as to the Sites listed on the attached Schedule 2.2(y), by a written notice given to Seller not later than 5:00 p.m. (MST) on January 28, 2022, and (z) as to the Sites listed on the attached Schedule 2.2(z), by a written notice given to Seller not later than 5:00 p.m. (MST) on February 4, 2022, either (1) elect to waive any such uncured Title Objection Matters and proceed to Closing, or (2) deliver written notice to Seller identifying the Sites affected by such Title Objection Matters (and which matters Buyer does not elect to waive pursuant to the preceding clause (1)), which list will specify in detail such material uncured Title Objection Matters with respect to such Sites and the cure or remedy requested by Buyer to address such Title Objection Matters (each such notice, a “Buyer’s Critical Title
Fifth Amendment to Agreement of Purchase and Sale
49198267v1

Notice”). Seller will, by responsive notice given to Buyer within ten (10) Business Days after receiving each Buyer’s Critical Title Notice (each, a “Seller’s Critical Title Response”), elect (as to each Site identified in such Buyer’s Critical Title Notice) to (A) cure or attempt to cure, in whole or in part in such manner as may be detailed in such Seller’s Critical Title Response, some or all of the Title Objection Matters in the applicable Buyer’s Critical Title Notice pursuant to the provisions of Section 2.2(c) above or (B) decline to provide any action or remedy for some or all of the Title Objection Matters in the applicable Buyer’s Critical Title Notice. By responsive notice given to Seller within five (5) Business Days after receiving any Seller’s Critical Title Response (provided, in the event that any Seller’s Critical Title Response is given or due to be given fewer than five (5) Business Days before an applicable Closing, then at Buyer’s election such Closing Date shall be adjourned on a day-for-day basis such that Buyer receives the benefit of the entirety of such five (5) Business Day period), Buyer will elect to either (1) accept Seller’s actions (if any) pursuant clause (A) or (B), subject to the limitations set forth in Section 1.6, designate one or more Sites for which Seller has elected not to provide any action or remedy pursuant to clause (B) as Supplemental Excluded Sites, waive any other Title Objection Matters not addressed by Seller, and proceed to Closing; or (2) if (but only if) Buyer’s reasonably-estimated aggregate reduction in value of the Sites for which Seller is not willing to cure or attempt to cure the Title Objection Matters set forth in Buyer’s Critical Title Notice (the “Uncured Critical Title Matter Value”) exceeds $65,000,000, terminate this Agreement as to the entirety of the Property, in which event the Deposit will be returned to Buyer and thereafter the Parties will have no further rights or obligations under this Agreement except for Obligations Surviving Termination. For clarity, if the Uncured Critical Title Matter Value is less than $65,000,000, Buyer’s sole remedy will be to elect clause (1) above, and Buyer will not have the right to elect to terminate this Agreement under clause (2). Any failure of Buyer to timely provide a notice required under this Section 2.2(d) shall be deemed an election by Buyer to waive the related uncured Title Objection Matters and proceed to Closing. Any Title Objection Matters waived (or deemed waived) by Buyer for a Site shall be deemed to constitute Permitted Exceptions for such Site. Any failure of Seller to timely provide a notice required under this Section 2.2(d) shall be deemed an election by Seller to take no action with respect to the related uncured Title Objection Matters.

2.     This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

3.    Except as specifically amended by this Amendment, the Agreement shall remain unchanged and in full force and effect, and is hereby ratified and confirmed.

[Signature Pages Follow]

Fifth Amendment to Agreement of Purchase and Sale
49198267v1

IN WITNESS WHEREOF, Buyer and Seller have caused this Amendment to be executed and delivered by their duly authorized representatives as of the date first written above.

BUYER:
American Finance Operating Partnership, L.P.,
a Delaware limited partnership
By:
Name:
Title:
ARG SSSTRPA001, LLC,
a Delaware limited liability company
By:
Name:
Title:
ARG SMSHPPA001, LLC,
a Delaware limited liability company
By:
Name:
Title:
ARG CCCARPA001, LLC,
a Delaware limited liability company
By:
Name:
Title:
[BUYER SIGNATURE PAGE]

Fifth Amendment to Agreement of Purchase and Sale
49198267v1

IN WITNESS WHEREOF, Buyer and Seller have caused this Amendment to be executed and delivered by their duly authorized representatives as of the date first written above.
SELLER:
COLE MT SAN JOSE CA, LP,
a Delaware limited partnership
By    Cole GP MT San Jose CA, LLC,
a Delaware limited liability company,
its General Partner
By:    CIM Real Estate Finance Management,
LLC, a Delaware limited liability
company, its Manager
By:
Name: Nathan DeBacker
Its: Vice President
COLE MT ALLEN PARK MI, LLC,
a Delaware limited liability company
By:    Cole REIT Management V, LLC,
a Delaware limited liability company,
its Manager
By:
Name: Nathan DeBacker
Its: Vice President
ARCP MT ENID OK, LLC
VEREIT MT ELYRIA OH, LLC
COLE MT GAINESVILLE (DAWSONVILLE) GA, LLC
VEREIT MT RALEIGH (SUMNER) NC, LLC,
each, a Delaware limited liability company

By:    CIM Income NAV Operating Partnership, LP,
    a Delaware limited partnership,
    their respective sole member

By: Cypress Merger Sub, LLC
    a Maryland limited liability company
    Its: General Partner

By:
Name: Nathan DeBacker
Its: Vice President
Fifth Amendment to Agreement of Purchase and Sale
49198267v1

COLE MT LOUDON TN, LLC

By:    Cypress Merger Sub, LLC,
    a Maryland limited liability company,
    its sole member
By:
Name: Nathan DeBacker
Its: Vice President
ARCP MT BOWLING GREEN KY, LLC
By:    Cole REIT Management V, LLC
    a Delaware limited liability company,
    its Manager

By:
Name: Nathan DeBacker
Its: Vice President

ALL THE ENTITIES LISTED ON THE BALANCE OF THIS PAGE AND THE FOLLOWING PAGES,
each, a Delaware limited liability company
By:    CIM Real Estate Finance Management, LLC
a Delaware limited liability company,
its Manager
By:
Name: Nathan DeBacker
Title: Vice President
Cole MT Albany GA, LLC
ARCP MT Houston TX, LLC
Cole MT Beavercreek OH, LLC
Cole MT Schaumburg IL, LLC
ARCP MT Louisville KY, LLC
ARCP MT Rockford IL, LLC
ARCP MT Carlisle PA, LLC
Cole MT Albuquerque NM, LLC
Cole MT Coventry RI, LLC
ARCP MT Hagerstown MD, LLC
Cole MT Lafayette LA, LLC
Cole MT Plover WI, LLC
Cole MT Darien IL, LLC
Cole MT Decatur AL, LLC
Cole MT Derby KS, LLC
VEREIT MT Oshkosh WI, LLC
ARCP MT Austell GA, LLC
Cole MT Evergreen Park, IL, LLC
Fifth Amendment to Agreement of Purchase and Sale
49198267v1

Cole DET Evergreen IL, LLC
Cole MT Brookfield WI, LLC
Cole MT Statesville NC, LLC
ARCP MT Glen Ellyn IL, LLC
ARCP MT Fort Wayne IN, LLC
ARCP MT Manitowoc WI, LLC
Cole MT Waxahachie TX, LLC
ARCP MT Houma LA, LLC
ARCP MT Lafayette IN, LLC
ARCP MT Lawton OK, LLC
VEREIT MT Salisbury MD, LLC
ARCP MT Columbus IN, LLC
ARCP MT Vienna WV, LLC
ARCP MT Muskegon MI, LLC
VEREIT MT Ashtabula OH, LLC
Cole MT Mobile AL, LLC
VEREIT MT Ashland KY, LLC
ARCP MT Morganton NC, LLC
Cole NR Tampa FL, LLC
Cole MT Reynoldsburg OH, LLC
VEREIT MT Owensboro KY, LLC
Stringtown South, LLC
ARCP MT Monroe LA, LLC
VEREIT MT Plainfield IL, LLC
Cole MT Albuquerque (San Mateo) NM, LLC
Cole MT Duncan SC, LLC
VEREIT MT Lady Lake FL, LLC
ARCP MT Shippensburg PA, LLC
ARCP MT Salina KS, LLC
ARCP MT Stroudsburg PA, LLC
ARCP MT Abilene TX, LLC
ARCP MT Springfield IL, LLC
ARCP MT Springfield OH, LLC
ARCP MT Jefferson City MO, LLC
Cole MT Riverview FL, LLC
Cole MT Rocky Mount NC, LLC
Cole MT Columbia SC, LLC
Cole MT Marietta Ga, LLC
VEREIT MT Sturbridge MA, LLC
Cole MT Columbus OH, LLC
Cole MT Williamsburg VA, LLC
ARCP MT Hattiesburg MS, LLC
ARCP MT Mount Pleasant SC, LLC
ARCP MT Florence KY, LLC
Cole MT Marion IN, LLC
ARCP MT Albuquerque NM, LLC
Cole MT Newburgh NY, LLC
Cole MT Salisbury NC, LLC
Cole MT Salisbury (Wallace Commons II) NC, LLC
VEREIT MT Summerville SC, LLC
Cole MT Clarksville IN, LLC
Cole MT Jacksonville NC, LLC
Cole MT San Antonio (Highway 151) TX, LLC
ARCP MT Springfield MA, LLC
Fifth Amendment to Agreement of Purchase and Sale
49198267v1

Cole AS Valdosta GA, LLC
Cole WG Huntsville AL, LLC

[SELLER SIGNATURE PAGES]

Fifth Amendment to Agreement of Purchase and Sale
49198267v1

SCHEDULE 2.2(x)

Carlisle Crossing
Crossroads Annex
Fourth Creek Landing
FreshThyme & DSW
Lafayette Pavilion
Market at Clifty Crossing
Mattress Firm & Aspen Dental
Mattress Firm & Five Guys
Mattress Firm & Panera Bread
Pecanland Plaza
Shippensburg Marketplace
Target Center
Tellico Village

Fifth Amendment to Agreement of Purchase and Sale
49198267v1

SCHEDULE 2.2(y)

Beaver Creek Shopping Center
Blankenbaker Plaza
Brynwood Square
Cottonwood Commons
Crosspoint Shopping Center
Crossroads Commons
Darien Towne Centre
Derby Marketplace
Dick's PetSmart Center
Enid Crossing (and Detention Pond Parcel)
Evergreen Marketplace
Fairlane Green II
Fountain Square
Houma Crossing
Lawton Marketplace
Lord Salisbury
Mattress Firm & Kay Jewelers
McGowin Park
Melody Mountain
Nordstrom Rack FL-Tampa
North Lake Square
Owensboro Town Center
PetSmart & Old Navy
Plainfield Marketplace
Plaza San Mateo
Rolling Acres
Shoe Carnival & Buffalo Wild Wings
Shoppes at Stroud
Shoppes of Gary Farms
Shops at Abilene
Southwest Plaza
Summerfield Crossing
Sutters Creek
The Center at Hobbs Brook
The Market at Polaris
Triangle Town Place
Turfway Crossing
University Marketplace
Ventura Place
Wallace Commons II
Western Crossing
Westover Market

Fifth Amendment to Agreement of Purchase and Sale
49198267v1

SCHEDULE 2.2(z)

The Plant
The Marquis
HEB Center
Decatur Commons
Walgreens & Key Bank
Coventry Crossing
Bed, Bath & Beyond & Golfsmith
Waterford Park South
Stoneridge Village
Springfield Commons
Fresh Market Center
Harbour Town Center
Parkway Centre South
Poplar Springs
Albany Square
East West Commons
Morganton Heights
The Ridge at Turtle Creek
Tire Kingdom & Starbucks
Wal-Mart Neighborhood Market
Wallace Commons
Walgreens – Hunstville
Academy Sports – Valdosta
Almeda Crossing
Boston Commons
Terrell Mill Village

Fifth Amendment to Agreement of Purchase and Sale
49198267v1